Exhibit 10.1e

AMENDMENT NO. 3 TO THE

CREDIT AGREEMENT

Dated as of December 18, 2003

AMENDMENT NO. 3 TO THE CREDIT AGREEMENT among ALPHARMA INC., a Delaware corporation ("Holdings"), the banks, financial institutions and other lenders party hereto, and BANK OF AMERICA, as administrative agent and collateral agent (the "Administrative Agent"), as parties to the Credit Agreement referred to below.

PRELIMINARY STATEMENTS:

(1)   Alpharma Operating Corporation, a Delaware corporation (the "Company"), Alpharma USPD Inc., a Maryland corporation (together with the Company and the Subsidiary Borrowers party thereto, the "Borrowers"), Holdings, the Lender Parties and the Administrative Agent have entered into a Credit Agreement dated as of October 5, 2001, as amended by Amendment No. 1 dated as of December 16, 2002 and Amendment No. 2 dated as of April 3, 2003 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)   Holdings and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

SECTION 1.   Amendments to Credit AgreementThe Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

(a)       Article I is amended by adding the following new terms in alphabetical order:

"Alpharma Sales" means each of the (i)**********, (ii)**********, (iii)*********, (iv)********, (v) Other Sales and (vi) Wynco Sale.

"Amendment No. 3 Effective Date" means the date on which Amendment No. 3 to the Credit Agreement, dated as of December 18, 2003, among Holdings, the Administrative Agent and the Required Lenders, becomes effective pursuant to Section 3 thereof.

"********* Sale" means the sale, transfer or other disposition by Holdings or any of its Subsidiaries, in one transaction or series of related transactions, of all or any portion of the Equity Interests, properties, assets, rights or other interests constituting or related to ********************.

"********* Sale" means the sale, licensing, transfer or other disposition by Holdings or any of its Subsidiaries, in one transaction or series of related transactions, of all or any portion of the Equity Interests, properties, assets, rights or other interests constituting or related to ********************.

"******** Sale" means the sale, licensing, transfer or other disposition by Holdings or any of its Subsidiaries, in one transaction or series of related transactions, of all or any portion of the Equity Interests, properties, assets, rights or other interests constituting or related to ********************.

"*********Sale" means the sale, licensing, transfer or other disposition by Holdings or any of its Subsidiaries, in one transaction or series of related transactions, of all or any portion of the Equity Interests, properties, assets, rights or other interests constituting or related to ********************.

"Other Sales" means the sale, licensing, transfer or other disposition by Holdings or any of its Subsidiaries, in one transaction or series of related transactions, of all or any portion of the assets, rights or other interests specified on Schedule 5.02(e).

"Wynco Sale" means the sale, licensing, transfer or other disposition by Holdings or any of its Subsidiaries, in one transaction or series of related transactions, of all or any portion of the Equity Interests, properties, assets, rights or other interests constituting or related to the business conducted by Wynco LLC.

(b)      The definition of "Consolidated EBITDA" in Article I is amended by inserting after clause (l) therein a new clause to read as follows:

"plus (m) all reasonable cash expenses and charges of Holdings or any of its Subsidiaries incurred within 18 months after the Amendment No. 3 Effective Date in connection with any Alpharma Sales plus (n) all cash restructuring charges up to a maximum aggregate amount of $10,000,000 incurred from October 1, 2003 through December 31, 2004 in connection with employee headcount reductions or facility closures related to such headcount reductions.

(c)      The definition of "Excess Cash Flow" in Article I is amended by inserting after the word "Agreement" within the parenthetical in clause "(c)" therein a new clause to read as follows: ", but excluding amounts expended constituting Net Cash Proceeds from the Alpharma Sales".

(d)      The definition of "Specified Sales" in Article I is amended by deleting clause (iv) therein, and relabeling existing clause (v) as new clause (iv).

(e)      Section 2.06(b)(ii) is amended by inserting at the end of the first sentence thereof a new clause to read as follows:

"; provided further that, with respect to all Net Cash Proceeds received from time to time by Holdings or any of its Subsidiaries from one or more of the Alpharma Sales, the Company shall, subject to Sections 2.06(b)(vii) and (viii), within ten (10) Business Days of receipt of any such proceeds, prepay an aggregate principal amount of the Advances equal to (1) 100% of the first $100,000,000 of aggregate Net Cash Proceeds so received, (2) 50% of all aggregate Net Cash Proceeds so received that are greater than $100,000,000, but less than or equal to $400,000,000 and (3) 25% of all aggregate Net Cash Proceeds so received that are greater than $400,000,000, so long as, with respect to any Net Cash Proceeds that are retained by Holdings or any of its Subsidiaries pursuant to clauses (2) and (3) of this proviso but which are not reinvested in assets used or useful in the business of Holdings or any of its Subsidiaries (which reinvestment, for the avoidance of doubt, includes prepayment of Debt otherwise permitted hereunder) within 300 days after receipt, the Company shall prepay from time to time an aggregate principal amount of the Advances equal to the aggregate amount of such non-reinvested proceeds."

(f)      Section 4.01 is amended by inserting at the end thereof a new subsection "(z)" to read as follows:

" (z) Tax Shelter Regulations. No Loan Party intends to treat the Advances as being a "reportable transaction" (within the meaning of Treasury Regulation section 1.6011-4). If any Loan Party determines to take any action inconsistent with such intention, Holdings will promptly notify the Administrative Agent thereof. Each Loan Party acknowledges that the Administrative Agent and/or one or more of the Lenders may treat the Advances (including Letters of Credit) as part of a transaction that is subject to Treasury Regulation section 1.6011-4 or section 301.6112-1, and the Administrative Agent and such Lender or Lenders, as applicable, may file such IRS forms or maintain such lists and other records as they may determine is required by such Treasury Regulations."

(g)      Section 5.02(b)(iii) is amended by inserting at the end thereof a new subsection "(K)" to read as follows:

" (K) Debt in respect of any other Hedge Agreements that have an aggregate Agreement Value not in excess of $20,000,000 at any time outstanding."

(h)      Section 5.02(c) is amended by inserting at the end thereof a new clause to read as follows:

"; provided that any Specified Sales or Alpharma Sales shall be permitted on the terms otherwise specified herein."

(i)      Section 5.02(d) is amended by inserting at the beginning thereof a new clause to read as follows:

"Other than to effect an Alpharma Sale, ".

(j)      Section 5.02(e) is amended by inserting at the end thereof a new clause "(x)" to read as follows:

" (x) the Alpharma Sales, so long as (A) the purchase price (or licensing or other payments, as applicable) paid for any assets in such Alpharma Sale shall be paid to such Loan Party or such Subsidiary solely in cash and (B) on or prior to the date of the consummation of such Asset Sale, if such Asset Sale involves cash payments by the purchaser in excess of ***********, Holdings shall deliver to the Administrative Agent a certificate of a Responsible Officer certifying that such transaction has been approved by the Board of Directors of Holdings and, with respect to any such transaction or series of related transactions involving aggregate payments in excess of $25,000,000, an opinion as to the fairness of such transaction to the applicable Loan Party or Subsidiary from a financial point of view issued by an investment banking firm, accounting firm or appraisal firm of national standing (or, with respect to any sale of real property involving aggregate payments in excess of $25,000,000, a real estate appraisal in customary form); provided that, for the avoidance of doubt, the purchase price in any Alpharma Sale shall be deemed to be paid solely in cash where such purchase price consists solely of cash, but a Loan Party or its Subsidiary retains any liability related to any assets sold or the purchaser of any assets sold assumes any liability related to such assets."

(k)      Section 5.02(f) is amended by inserting at the end thereof a new clause "(xi)" to read as follows:

" (xi) the purchase by Alpharma Animal Health Company of the 50% interest in Wynco LLC not owned by such Subsidiary on the Amendment No. 3 Effective Date."

(l)      Section 5.02(j) is amended by inserting at the end thereof a new clause "(vii)" to read as follows:

"(vii) the repayment, prepayment or redemption of the October Convertible Notes with the Net Cash Proceeds of any Alpharma Sales not required to be applied to prepay Advances pursuant to Section 2.06(b)(ii); provided that at the time of any such repayment, prepayment or redemption of the October Convertible Notes, the Senior Secured Leverage Ratio shall be less than or equal to 1.50:1.00 (calculated on a pro forma basis using Senior Debt as of such date of determination and Consolidated EBITDA of Holdings and its Subsidiaries as specified in the Required Financial Information most recently delivered to the Administrative Agent pursuant to Section 5.03)."

(m)      Section 5.02(o) is amended by deleting the amount "100,000,000" specified for the Fiscal Year ending in 2004 in the table therein, and substituting the amount "75,000,000" therefor.

(n)      Section 5.03 is amended by inserting at the end thereof a new subsection "(s)" to read as follows:

" (s) Tax Shelter Regulations. Promptly after Holdings has notified the Administrative Agent of any intention by any Loan Party to treat the Advances as being a "reportable transaction" (within the meaning of Treasury Regulation section 1.6011-4), a duly completed copy of IRS Form 8886 or any successor form."

(o)      Section 5.04(a) is amended in full to read as follows:

"(a)     Total Leverage Ratio. Maintain at the end of each Fiscal Quarter of Holdings a Total Leverage Ratio of not more than the amount set forth below for each period set forth below:

Measurement Period	Ratio
December 31, 2001 to September 30, 2002 December 31, 2002 to September 30, 2003 December 31, 2003 to December 31, 2004 March 31, 2005 and thereafter	5.25:1.0 4.50:1.0 4.00:1.0 3.50:1.0

(p)     Section 5.04(b) is amended in full to read as follows:

"(b)    Senior Secured Leverage Ratio. Maintain at the end of each Fiscal Quarter of Holdings a Senior Secured Leverage Ratio of not more than the amount set forth below for each period set forth below:

Measurement Period	Ratio
December 31, 2001 to September 30, 2002 December 31, 2002 to September 30, 2003 December 31, 2003 to December 31, 2004 March 31, 2005 and thereafter	3.25:1.0 2.75:1.0 2.25:1.0 2.00:1.0

(q)    Section 5.04(e) is amended by adding to the end thereof a new clause to read as follows:

"less (v) an amount equal to all writedowns for "businesses held for sale" taken in connection with, or any losses taken upon the sale of, the assets, properties and businesses specified in the defined term "Alpharma Sales" plus (vi) an amount equal to all gains taken in connection with the Alpharma Sales."

(r)      Section 8.10 is amended by adding to the end thereof a new sentence to read as follows:

"Notwithstanding anything herein to the contrary, "Confidential Information" shall not include, and each Loan Party, the Administrative Agent, each Lender and the respective Affiliates of each of the foregoing (and the respective partners, directors, officers, employees, agents, advisors and other representatives of each of the foregoing and their Affiliates) may disclose to any and all Persons, without limitation of any kind (a) any information with respect to the U.S. federal and state income tax treatment of the transactions contemplated hereby and any facts that may be relevant to understanding such tax treatment, which facts shall not include for this purpose the names of the parties or any other Person named herein, or information that would permit identification of the parties or such other Persons, or any pricing terms or other nonpublic business or financial information that is unrelated to such tax treatment or facts, and (b) all materials of any kind (including opinions or other tax analyses) relating to such tax treatment or facts that are provided to any of the Persons referred to above."

(s)      Schedule 5.02(e) is amended and replaced in its entirety by the Schedule 5.02(e) attached hereto.

SECTION 2.   Fees.    On the date hereof, Holdings shall pay to the Administrative Agent, for the benefit of each Lender that executes this Amendment by no later than 5:00 PM (New York time) on Wednesday, December 17, 2003, an upfront fee equal to 0.10% of the aggregate Commitments of each such Lender under the Credit Agreement as of the date hereof.

SECTION 3.    Conditions of Effectiveness    This Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by Holdings and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment; and Section 1 of this Amendment shall become effective when and only when the Administrative Agent shall have received (a) the fees specified in Section 2 hereof, and payment of all other accrued fees and expenses of the Administrative Agent (including the reasonable accrued fees and expenses of counsel to the Administrative Agent invoiced on or prior to the date hereof) and (b) all of the following documents, each such document dated the date of receipt thereof by the Administrative Agent (unless otherwise specified), in form and substance satisfactory to the Administrative Agent:

(i)     Counterparts of the Consent appended hereto (the "Consent"), executed by each of the Loan Parties (other than Holdings);

(ii)    Certified copies of (A) the resolutions of the Board of Directors of (1) Holdings approving this Amendment and the matters contemplated hereby and (2) each other Loan Party evidencing approval of the Consent and (B) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment, the Consent and all other matters contemplated hereby;

(iii)    A certificate signed by a duly authorized officer of Holdings stating that: (A) the representations and warranties contained in Section 4 hereof and in the Loan Documents are true and correct on and as of the date of such certificate as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a date other than the date of such certificate, and (B) no event has occurred and is continuing that constitutes a Default.

SECTION 4.    Representations and Warranties of Holdings.    Holdings hereby represents and warrants as follows:

(a)    Each Loan Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation.

(b)    The execution, delivery and performance by each Loan Party of this Amendment and the Consent, as applicable, to which it is a party, are within such Person's corporate or other powers, have been duly authorized by all necessary corporate or other action and do not (i) contravene such Person's Constitutive Documents, (ii) violate any Requirement of Law, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries.

(c)    No Governmental Authorization, and no other authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other third party is required for the due execution, delivery or performance by any Loan Party of this Amendment or the Consent.

(d)    This Amendment and the Consent have been duly executed and delivered by each Loan Party which is a party thereto. This Amendment and the Consent are legal, valid and binding obligations of each Loan Party which is a party thereto, enforceable against each such Loan Party in accordance with their respective terms.

(e)    There is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries pending or, to the knowledge any Loan Party, threatened before any Governmental Authority or arbitrator that purports to affect the legality, validity or enforceability of this Amendment or the Consent, or the consummation of any of the transactions contemplated hereby.

(f)    The execution, delivery and performance of this Amendment and the Consent do not adversely affect the Liens created under any of the Collateral Documents.

SECTION 5.   Reference to and Effect on the Loan Documents    (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)   The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

(c)   The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 6.   Collateral Releases and Guarantees; Acknowledgment    (a) The Required Lenders authorize the Administrative Agent and Collateral Agent to release (i) any Lien on any property granted to or held by the Administrative Agent or Collateral Agent under any Loan Document that is sold or to be sold as part of or in connection with the Alpharma Sales and (ii) any Guarantor from its obligations under the Subsidiary Guaranty if such Person ceases to be a Subsidiary as a result of the Alpharma Sales. The Administrative Agent and Collateral Agent are authorized to, at Holdings' expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents, or to release such Guarantor from its obligations under the Subsidiary Guaranty, in each case in accordance with the terms of the Loan Documents, as amended by this Amendment.

(b) The Collateral Agent and Required Lenders (i) acknowledge that (A) Faulding Holdings Inc. has changed its name to Alpharma Holdings Inc., (B) Faulding Pharmaceuticals Inc. has changed its name to Alpharma Pharmaceuticals Inc. and (C) Faulding Laboratories Inc. has changed its name to Alpharma Branded Products Division Inc. and (ii) confirm that this reference satisfies the notice required to be given in connection with such name changes.

SECTION 7.    Costs, Expenses    The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

SECTION 8.    Execution in Counterparts.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9.    Governing Law This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ALPHARMA INC.

By: /s/ Matthew Farrell
Title: Executive Vice President Finance and Chief Financial Officer

BANK OF AMERICA, N.A.,

as Administrative Agent, Collateral Agent and Lender

By: /s/ Kevin R. Wagley
Title: Principal

Agreed as of the date first above written:

CITICORP USA, INC. By: /s/ Allen Fisher Title: Vice President	DEN NORSKE BANK ASA By: /s/ Philip F. Kurpiewski Title: First Vice President By: /s/Henrik Afland Title: Senior Vice President
FLEET NATIONAL BANK By: /s/ Ginger Stohzenthaler Title: Managing Director	IKB CAPITAL CORPORATION By: /s/ David Snyder Title: President
HSH NORDBANK AG COPENHAGEN BRANCH By: /s/ Steffen Andersen Title: Senior Vice President By: /s/ Finn Bergmann Title: Vice President	NATIONAL CITY By: /s/ Michael A. Moose Title: Account Officer
UNION BANK OF NORWAY By: /s/ Anders Lagreid Title: Group Director
ADDISON CDO, LIMITED By:/s/ Mohan V. Phansalkar Title: Executive Vice President	AERIES FINANCE-II LTD. By:/s/ Lynn Tilton Title: Manager
AIM FLOATING RATE FUND By:/s/ Thomas H.B. Ewald Title: Authorized Signatory	AMARA 2 FINANCE, LTD. By:/s/ Thomas H.B. Ewald Title: Authorized Signatory
AMMC CDO I, LIMITED By:/s/ David P. Meyer Title: Vice President	AMMC CDO II, LIMITED By: /s/ David P. Meyer Title: Vice President
ANTARES CAPITAL CORPORATION By:/s/ David Mahon Title: Director	JPMORGAN CHASE BANK By: /s/ Leslie Hundley Title: Officer
APEX (Trimaran) CDO I, LTD. By:/s/ David M. Millison Title: Managing Director	ARCHIMEDES FUNDING III, LTD. By: /s/ Helen Y. Rhee Title: Director
ARCHIMEDES FUNDING IV (CAYMAN), LTD. By: /s/ Helen Y. Rhee Title: Director	ATHENA CDO, LIMITED By:/s/ Mohan V. Phansalker Title: Executive Vice President
AVALON CAPITAL LTD. By:/s/ Thomas H.B. Ewald Title: Authorized Signatory	AVALON CAPITAL LTD. 2 By:/s/ Thomas H.B. Ewald Title: Authorized Signatory
BANK OF MONTREAL By: /s/ S. Valia Title: Managing Director	BEAR STEARNS INVESTMENT PRODUCTS INC. By: /s/ Keith C. Barnish Title: Authorized Signatory
BLACK DIAMOND INTERNATIONAL FUNDING, LTD By: /s/ Alan Corkish Title: Director	BLACK DIAMOND CLO 1998-1 LTD. By:/s/ Alan Corkish Title: Director
BLACK DIAMOND CLO 2000-1 LTD. By:/s/ Alan Corkish Title: Director	BRYN MAWR CLO, LTD. By:/s/ Dale Burrow Title: Senior Vice President
CALLIDUS DEBT PARTNERS CLO FUND II LTD. By /s/ Mavis Taintor Title: Managing Director	CANADIAN IMPERIAL BANK OF COMMERCE By: /s/ Marc Berg Title: Authorized Signatory
CAPTIVA III FINANCE LTD. By:/s/ David Dyer Title: Director	CAPTIVA IV FINANCE LTD. By:/s/ David Dyer Title: Director
CARLYLE HIGH YIELD PARTNERS, L.P. By: /s/ Linda Pace Title: Principal	CARLYLE HIGH YIELD PARTNERS II, L.P. By: /s/ Linda Pace Title: Principal
CARLYLE HIGH YIELD PARTNERS III, L.P. By: /s/ Linda Pace Title: Principal	CARLYLE HIGH YIELD PARTNERS IV, L.P. By: /s/ Linda Pace Title: Principal
CARLYLE LOAN OPPORTUNITY FUND By: /s/ Linda Pace Title: Principal	CENTURION CDO II, LTD. By: /s/ Leanne Stavrakis Title: Director - Operations
CENTURION CDO VI, LTD. By: /s/ Leanne Stavrakis Title: Director - Operations	CERES II FINANCE LTD. By:/s/ Lynn Tilton Title: Authorized Signatory
CHARTER VIEW PORTFOLIO By:/s/ Thomas H.B. Ewald Title: Authorized Signatory	CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC. By:/s/ Maura K. Connor Title: Vice President
CLYDESDALE CLO 2001-1, LTD. By:/s/ Elizabeth MacLean Title: Director	CLYDESDALE CLO 2003 LTD. By: /s/ Elizabeth MacLean Title: Director
COLUMBUS LOAN FUNDING, LTD. By:/s/ Maura K. Connor Title: Vice President	DELANO COMPANY By:/s/ Mohan V. Phansalker Title: Executive Vice President
DENALI CAPITAL CLO I, LTD By: /s/ John P. Thacker Title: Chief Credit Officer	DENALI CAPITAL CLO II, LTD. By: /s/ John P. Thacker Title: Chief Credit Officer
DENALI CAPITAL CLO III, LTD. By: /s/ John P. Thacker Title: Chief Credit Officer	DIVERSIFIED CREDIT PORTFOLIO LTD. By:/s/ Thomas H.B. Ewald Title: Authorized Signatory
EMERALD ORCHARD LIMITED By: /s/ Michelle Manning Title: Attorney In Fact	ENDURANCE CLO I, LTD. By:/s/ Helen Y. Rhee Title: Director
FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND By: /s/ John H. Costello Title: Assistant Treasurer	FLAGSHIP CLO 2001-1 By: /s/ Colleen Cunniffe Title: Director
FLAGSHIP CLO II By: /s/ Colleen Cunniffe Title: Director	FOREST CREEK CLO, LTD. By: /s/ Dale Burrow Title: Senior Vice President
GALAXY CLO 1999-1, LTD. By:/s/ W. Jeffrey Baxter Title: Vice President	SUNAMERICA LIFE INSURANCE COMPANY By: /s/ W. Jeffrey Baxter Title: Vice President
HARBOURVIEW CDO II, LTD., By:/s/ Bill Campbell Title: Manager	HARBOURVIEW CLO IV, LTD, FUND By:/s/ Bill Campbell Title: Manager
HARBOURVIEW CLO V, LTD, FUND By:/s/ Bill Campbell Title: Manager	HIGHLAND LOAN FUNDING V. LTD. By: /s/ Todd Travers Title: Senior Portfolio Manager
INDOSUEZ CAPITAL FUNDING IIA, LIMITED By: /s/ Jack C. Henry Title: Principal and Portfolio Manager	ING-ORYX CLO, LTD. By: /s/ Helen Y. Rhee Title: Direcotor
INVESCO CBO 2000-1 LTD. By:/s/ Thomas H.B. Ewald Title: Authorized Signatory	JISSEKIKUN FUNDING, LTD By: /s/ Mohan V. Phansalkar Title: Executive Vice President
JUPITER LOAN FUNDING LLC By: /s/ Diana M. Himes Title: Assistant Vice President	KATONAH II, LTD. By:/s/ Ralph Della Rocca Title: Authorized Officer
KATONAH III, LTD. By:/s/ Ralph Della Rocca Title: Authorized Officer	KZH CYPRESSTREE - 1 LLC By:/s/ Dorian Herrera Title: Authorized Agent
KZH ING-2 LLC By:/s/ Dorian Herrera Title: Authorized Agent	KZH RIVERSIDE LLC By:/s/ Dorian Herrera Title: Authorized Agent
KZH SOLIEL LLC By:/s/ Dorian Herrera Title: Authorized Agent	KZH SOLIEL -2 LLC By:/s/ Dorian Herrera Title: Authorized Agent
KZH STERLING LLC By:/s/ Dorian Herrera Title: Authorized Agent	LOAN FUNDING IV, LLC By: /s/ Todd Travers Title: Senior Portfolio Manager
LONG LANE MASTER TRUST IV By: /s/ Michael J. Sullivan Title: Director
MADISON AVENUE CDO III LTD By: /s/ James Dingler Title: Director	METROPOLITAN LIFE INSURANCE COMPANY By: /s/ James Dingler Title: Director
ML CLO XII PILGRIM AMERICA (CAYMAN) LTD. By: /s/ Michel Prince Title: Vice President	MOUNTAIN CAPITAL CLO I LTD. By: /s/ Chris Siddons Title: Director
MOUNTAIN CAPITAL CLO II LTD. By: /s/ Chris Siddons Title: Director	MUIRFIELD TRADING LLC By: /s/ Diana M. Himes Title: Assistant Vice President
NEMEAN CLO, LTD. By: /s/ Helen Y. Rhee Title: Director	NOMURA BOND AND LOAN FUND By:/s/ Elizabeth MacLean Title: Director
OLYMPIC FUNDING TRUST, SERIES 1999-1 By: /s/ Diana M. Himes Title: Authorized Agent	OPPENHEIMER SENIOR FLOATING RATE FUND By:/s/ Bill Campbell Title: Manager
ORYX FUNDING LLC By: /s/ Diana M. Himes Title: Assistant Vice President	PILGRIM CLO 1999-1 LTD. By:/s/ Michel Prince Title: Vice President
PIMCO FLOATING RATE INCOME FUND By: /s/ Mohan V. Phansalkar Title: Executive Vice President	PROTECTIVE LIFE INSURANCE COMPANY By:/s/ Diane S. Griswold Title: AVP
ROSEMONT CLO, LTD. By:/s/ Dale Burrow Title: Senior Vice President	ROYALTON COMPANY By: /s/ Mohan V. Phansalkar Title: Executive Vice President
SAGAMORE CLO LTD. By: /s/ Thomas H. B. Ewald Title: Authorized Signatory	SAN JOAQUIN CDO I LIMITED By:/s/ Mohan V. Phansalker Title: Executive Vice President
SAWGRASS TRADING LLC By: /s/ Diana M. Himes Title: Assistant Vice President	SEQUILS - CENTURION V, LTD. By:/s/ Leanne Stavrakis Title: Director - Operations
SEQUILS - CUMBERLAND I, LTD. By:/s/ Dale Burrow Title: Senior Vice President	SEQUILS-ING (HBDGM), LTD. By: /s/ Helen Y. Rhee Title: Director
SEQUILS-LIBERTY, LTD. By:/s/ Thomas H.B. Ewald Title: Authorized Signatory	SEQUILS-MAGNUM, LTD. By:/s/ Mohan V. Phansalker Title: Executive Vice President
SMOKY RIVER CDO, L.P. By:/s/ Lee Shaiman Title: Authorized Signatory	SPIRET IV LOAN TRUST 2003-B By: /s/ Rachel L. Simpson Title: Financial Services Officer
THE SUMITOMO TRUST & BANKING CO., LTD., NEW YORK BRANCH By:/s/ Elizabeth A. Quirk Title: Vice President	THE TRAVELERS INSURANCE COMPANY By:/s/ Matthew J. McInerny Title: Investment Officer
TRS I LLC By:/s/ Deborah O'Keeffe Title: Vice President	WAVELAND-INGOTS, LTD. By: /s/ Mohan V. Phansalkar Title: Executive Vice President
WINGED FOOT FUNDING TRUST By: /s/ Diana M. Himes Title: Authorized Agent	WRIGLEY CDO, LTD. By: /s/ Mohan V. Phansalkar Title: Executive Vice President

CONSENT

Dated as of December 18, 2003

Each of the undersigned, as Guarantors under, as applicable, the (i) Parent Guaranty dated as of October 5, 2001, (ii) Subsidiary Guaranty dated as of October 5, 2001 or (iii) Subsidiary Guaranty dated as of December 26, 2001, in each case in favor of the Secured Parties referred to therein (collectively, the "Guaranty"), hereby consents to the foregoing Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) each of the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

ALPHARMA OPERATING CORPORATION

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA USPD INC.

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA U.S. INC.

By: /s/ Robert F. Wrobel_
Title: Secretary

BARRE PARENT CORPORATION

By: /s/ Robert F. Wrobel
Title: Secretary

G.F. REILLY COMPANY

By: /s/ Robert . Wrobel
Title: Secretary

PARMED PHARMACEUTICALS, INC.

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA EURO HOLDINGS INC.

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA (BERMUDA) INC.

By: /s/ Robert F. Wrobel
Title:

ALPHARMA USHP INC.

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA US PHARMACEUTICAL LLC

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA ANIMAL HEALTH COMPANY

By: /s/ Robert F. Wrobel
Title: Secretary

MIKJAN CORPORATION

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA NW INC.

By: /s/ Robert F. Wrobel
Title: Secretary

NMC LABORATORIES, INC.

By: /s/ Robert F. Wrobel
Title: Secretary

US ORAL PHARMACEUTICALS PTY LTD

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA HOLDINGS INC.

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA PHARMACEUTICALS INC.

By: /s/ Robert F. Wrobel
Title: Secretary

POINT HOLDINGS INC.

By: /s/ Robert F. Wrobel
Title: Secretary

PUREPAC PHARMACEUTICAL HOLDINGS INC.

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA BRANDED PRODUCTS

DIVISION INC.

By: /s/ Robert F. Wrobel
Title: Secretary

PUREPAC PHARMACEUTICAL CO.

By: /s/ Michael J. Nestor
Title: President

ALPHARMA INVESTMENT INC.

By: /s/ Robert F. Wrobel
Title: Secretary

SCHEDULE 5.02(e)
SALES OF ASSETS

land, plant and related assets located at *************************************

land, plant and related assets located at *************************************

land, plant and related assets located at *************************************

building and related assets owned by ***************************************